UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2006
__________________________________________________
Date of Report (Date of earliest event reported)

EYI INDUSTRIES, INC.
_____________________________________________________
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-29803
(Commission File Number)

88-0407078
(IRS Employer Identification No.)

7865 Edmonds Street, Burnaby, BC Canada
(Address of principal executive offices)

V3N 1B9
(Zip Code)

604-759-5031
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 27, 2006 our wholly owned subsidiary Essentially Yours Industries (Hong Kong) Limited ("EYI HK") signed an Addendum to the China Agency Agreement dated September 15, 2005 between EYI HK and Guangzhou Zhongdian Enterprises (Group) Co. Ltd. and China Electronics Import and Export South China Corporation attached hereto as exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Addendum to the China Agency Agreement dated September 15, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYI INDUSTRIES, INC.
Date: August 3, 2006

By: /s/ Jay Sargeant
Jay Sargeant
President and Chief Executive Officer